UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2018

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run
Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 27, 2018, Onconova Therapeutics, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). While we commenced mailing of Annual Meeting proxy materials on June 8, 2018, the mailing process was not completed until June 13, 2018. As a result, because the completion of the mailing of Annual Meeting proxy materials was less than 15 calendar days prior to the Annual Meeting, all proposals to be voted on at the Annual Meeting were deemed non-routine under NYSE Rule 451. At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1. To elect the seven nominees named in the Company’s proxy statement to serve for a one-year term as a director of the Company expiring at the Company’s 2019 Annual Meeting of Stockholders and, in each case, until a successor is elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Name	For	Withheld	Broker Non-Votes
Jerome E. Groopman	43,577,391	387,443	—
Michael B. Hoffman	43,580,105	384,729	—
Ramesh Kumar	43,569,707	395,127	—
James J. Marino	43,574,903	389,931	—
Viren Mehta	43,562,284	402,550	—
E. Premkumar Reddy	43,574,186	390,648	—
Jack E. Stover	43,574,923	389,911	—

2. To consider and vote upon an amendment to our Tenth Amended and Restated Certificate of Incorporation, as amended, to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split”, by a ratio of not less than one-for-five and not more than one-for-fifteen, with the exact ratio to be set within this range by our Board of Directors in its sole discretion. The proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
40,866,446	3,057,615	40,773	—

3. To consider and vote upon the 2018 Omnibus Incentive Compensation Plan. The proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
43,229,065	669,430	66,339	—

A copy of the 2018 Omnibus Incentive Compensation Plan as approved by the stockholders is filed as Exhibit 10.1 to this Current Report on Form 8-K.

4. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018. The proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
43,811,245	146,177	7,412	—

5. To consider and vote upon a proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve the reverse stock split. The proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
41,037,294	2,905,670	21,870	—

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Exhibit

10.1	Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan.

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2018	Onconova Therapeutics, Inc.

	By:	/s/ MARK GUERIN
Name: Mark Guerin
Title: Chief Financial Officer